Exhibit 99.1

Annual Shareholder’s Meeting Presentation
June 15th 2011

Cautionary Note about Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation
Reform Act of 1995, including statements regarding the refer to projections of our future financial performance, our anticipated growth and trends in our business, our goals, strategies, focus and plans, and other characterizations of future events or circumstances, including statements expressing general optimism about future operating results and the development of our products. The forward-looking statements in this document speak only as of the date hereof and caution should be taken not to place undue reliance on any such forward-looking statements. These projections and statements are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company’s filings with the Securities and Exchange Commission.
Information regarding market and industry statistics contained in this document is included based on information available to us which we believe is accurate. We have not reviewed or included data from all available sources, and cannot assure stockholders or potential stockholders of the accuracy or completeness of the data included in this document. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of our products and services.
Safe Harbor Statement

• Annual shareholder’s meeting
•  Lenco Mobile presentation
 • Lenco Mobile’s market opportunity
 • Overview of our products and services
 • Business segment overview
Agenda

Business segments
• We operate in two primary, high growth market segments:
 • Mobile marketing services and solutions - Lenco Mobile
 • Online and mobile broadcasting - Lenco Media
• Both segments serve the same advertisers and deliver content in digital format
• Single platform serves adverts and content to both mobile and online devices
• Significant proportion of content is being delivered via an IP connection
• Upwards of 50% of content is going to be consumed on mobile devices

• Vision: Become the world's leading and most profitable mobile marketing solutions company
• Founded in South Africa in 2006
• Operations in the U.S.A., UK, Australia, South Africa, Singapore, Mexico, Colombia and South Korea
• Worldwide award winners in 2010 for mobile marketing
Lenco Mobile Inc.

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• Over 5 billion mobile subscribers, 303 million in the U.S.A.
• Apple and RIM have less than 8% penetration of total handsets
• Growth is in smart phones, feature phones remain large market
• Major brands are increasing mobile ad dollars
• Technical improvements enable innovative new products and services
• Carriers are all looking to increase data as a percentage of total revenue
Significant opportunities in mobile

Market Opportunity: Lenco Mobile is well positioned
• Lenco Mobile is well positioned in the high growth African, Asian and Latin American markets
•  73% of the world’s mobile subscribers are in developing markets
• SMS and MMS messaging remain high growth markets, especially on feature phones
• MMS messaging segment is worth $30 billion annually, mainly in P2P messaging
• We continue to invest in new markets and new solutions for our customers

• High speed, bulk MMS messaging platform
 • Provides carriers with low total cost of ownership, revenue share option
 • Delivers personalized, on-demand MMS at scale
• Mobile newspaper solution
 • Service provider to #1 carrier in Africa
• MMS cards solution
• Mobile financial statement solution
 • Successfully deployed with five clients, significant new opportunities
• Mobile streaming platform under testing
• SaaS platform to be launched in Q3 2011
Market leading portfolio of solutions and services

Technical solutions for wireless carriers
Lenco Mobile serves both carriers and brands
Mobile marketing services for brand owners
Platform works on smart
and feature phones

• Proprietary platform developed by Lenco Technology Group
• Delivers financial information to mobile phones in MMS format
• Enables time-sensitive, personalized, high volume delivery
• Current clients include Vodacom and Mr Price
• Potential client opportunities include:
 • Two international banks, four regional banks
 • Five wireless carriers
 • Regional municipal authorities
 • Utilities companies
 • Significant number of brands
• Developing markets offer potential for millions of messages monthly
MMS financial statement solution

MMS advertising platform
• MMS creation and delivery platform using MM7 connectivity
• Connect to the wireless carrier remotely, via the Internet - Cloud based deployment
• One of the largest A2P MMS service providers by volume in the world
• Mobi site platform has delivered 4 billion ad impressions over 24 months in South Africa
• Our platforms enable an advertiser to measure results on a per message basis
• New product solutions include mobile streaming - Q3 2011

•  Internet sites are not mobi sites - complexity
•  Site design and functionality is key
•  Customer acquisition channel for data, mobile opt-in
•  Reduce traffic to call centers and offer self-help solutions
•  Deliver product information via streaming platform
•  Helps with strategic objectives - KYC and more
•  Location-based services linked to mobi site offers
Mobi site platform

Financial Widget
Entertainment Widget
Social Widget
Travel Widget
Weather Widget
Full range of ancillary products and services to back-up mobile platform
• Comprehensive product suite to support mobile advertising campaigns
• Ad-serving platform for mobile advertising
• Low cost, value added services for mobile subscribers
• Ad supported business model
• Partnership with Associated Press to deliver mobile content

Location Based Services (‘LBS’) are delivered via our own
technology platform which is located on the wireless carrier’s
SS7 signaling layer. We can track all makes, models and
operating systems and deliver coupons, vouchers and special
offers to subscriber’s. LBS platform includes a mobile loyalty program solution for carriers and retailers.
Mobile tags and QR codes
offer a high growth market
with multiple client and
product opportunities.
Location based services, QR codes and
tags

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• Download a greeting card from mobi site to mobile phone
• Market for mobile greeting cards is massive, underserviced market
• Vodacom case study at GSM Conference in Barcelona, February 2010
 • 222,000 MMS cards were sent to low use or potential subscribers
 • Uptake of 1,9 million MMS cards in 48 hours
MMS greeting cards

Lenco Mobile Inc.
Operational overview

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• Revenue generation is primarily in South Africa at present
• New business pipeline remains solid in South Africa
• International progress has been slow due to delays within the carriers
• Focus areas for Q3 and Q4 2011:
 • Securing additional connectivity with carriers internationally
 • Securing commercial terms with carriers where are connected
 • Revenue generation in Singapore, Mexico, U.S.A. and U.K.
 • Identifying and concluding M&A opportunity in U.S.A.
 • Deploy new platforms in areas where we have offices
Mobile operations: Strategic focus

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• Africa: Performing to expectations
• North America: Progress has been slow, identified two M&A opportunities
• Latin America:
 • Mexico: Connected and testing with two carriers, slow progress
 • Colombia: Connectivity testing underway
• Asia and Pacific rim:
• Singapore: Successfully connected with all three carriers, revenue Q3 -2011
• South Korea: Progress slow, delays with connectivity
• Australia: Operational with one carrier, discussions with additional carriers
• Europe: New opportunities in western Europe
• United Kingdom: High focus on business development opportunities
Mobile operations: International

• South African mobile operations had a record first quarter
 • Revenue up 64% Q1 year-on-year to $2.3 million
 • EBITDA revenue up 585% year-on-year to $0.8 million
• Revenue and EBITDA targets remain on track for 2Q - 2011
• Increasing focus on:
 • Improving annuity income component of revenue mix
 • Improving messaging costs
 • Supplying new technical solutions to existing customers
Mobile operations: South Africa

• Market opportunity in the U.S.A. remains significant
•  Brands are looking for one single mobile service provider
• Building mobile business organically in the USA is a slow process
• Challenges include opt-in permission, databases, direct connectivity
• Significant increase in M&A activity in the U.S.A. mobile sector
• Major acquisitions at 10-12 times trailing twelve months revenue
• Strategic acquisitions at the right price make sense
• Management have identified two potential acquisition opportunities
Mobile operations: U.S.A. market overview

Lenco Media Inc.
Operational overview

World class online and mobile entertainment platform
Lenco Media owns and operates an online and mobile broadcasting and advertisingplatform that reaches up to 38 million unique users, every month. Our business model is pioneering, sustainable and scalable, with an addressable market of more than 10,000 small broadcasters and 100 million potential listeners. Our strategy is to monetize the audience that we already have using our proprietary, in-
stream video advertising platform. We are consistently ranked #1 in the Entertainment: radio category by comScore. This category includes Pandora, Clear Channel Online and AOL Radio.

High growth, sustainable business model

• High growth market
• Higher than average CPM rates
• Ability to standardize “advertising units”
• Benefits for broadcasters:
 • Remove technical complexity
 • Increase revenue generation
 • Remove costs
Lenco Media’s value proposition

2010 Operational Review
Lenco Mobile Inc.

• Restructured management at Multimedia Solutions South Africa
• Set up operations in Mexico, United Kingdom and South Korea
• Reduced debt from $4.8 million in May 2010 to $0.7 million in March 2011
• Raised $10.7 million in new capital via Series A Preferred - October 2010
 • Included $750,000 management participation
• Sold Online Educational business for $2.8 million - December 2010
• Acquired Jetcast mobile and internet broadcast business - October 2010
• Acquired Angelos Gateway Limited December 2010
• Subsequent events:
 • New appointments to the Lenco Mobile Board of Directors
 • Submitted application to NYSE Amex for listing
2010 Review

Income Statement Highlights
      Q: 2011   Q1: 2010
Revenue                                             $2,429,766                      $2,220,969
Cost of Sales                                      $695,150                         $647,615
Gross Profit                                         $1,734,616                      $1,573,354
Operating Expenses   $5,415,734                      $2,691,491
Loss from Operations                         ($3,681,116)                    ($1,118,137)
Depreciation, Amortization
& Impairment                                     $1,580,210                      $698,508
EBITDA (Non-GAAP)   ($2,026,291)                     $678,866
Adjusted EBITDA (Non-GAAP)  ($1,470,310)                     $678,866

Balance Sheet Highlights
        March 31st 2011  December 31st 2010
Cash and investments                                 $5,349,942                       $9,714,148
Accounts receivable - net   $2,036,040   $1,247,683
Non current assets     $33,201,701   $34,435,578
Total assets                                                   $42,743,938   $47,805,893
Accounts payable &
Accrued expensess                                       $1,541,747   $2,314,066
Current portion of debt                               $353,974   $1,759,110
Long term portion of debt                          $19,365   $133,842
Contingent consideration liability               $12,237,896   $12,237,896
Equity       $25,838,753   $28,355,532
Total shareholders equity and liabilities       $42,743,938   $47,805,893

For additional information contact:
Michael Levinsohn
Chief Executive Officer & President
Lenco Mobile Inc.
345 Chapala St.
Santa Barbara
California 93101
United States of America
Tel: +1 805 308-9199
Fax: +1 805 456-2063
Email: michael.levinsohn@lencomobile.com
Web: www.lencomobile.com
Contact Information
Attorneys:
Sheppard, Mullin, Richter & Hampton
San Diego
Jamie Mercer III
Auditors:
Singer Lewak
Los Angeles
Jim Pitrat
Bankers:
City National Bank, Beverly Hills, California
Bank of America, Santa Barbara